UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 1, 2012

Royal Hawaiian Orchards, L.P. (f.k.a. ML Macadamia Orchards, L.P.)

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.             Amendment to Agreement of Limited Partnership

On October 1, 2012, the Amended and Restated Agreement of Limited Partnership of Registrant was amended to change the name of the Registrant from ML Macadamia Orchards, L.P. to Royal Hawaiian Orchards, L.P. through action by the Managing General Partner of Registrant, as authorized by Section 2.2 of such Agreement.  As of September 20, 2012, the name of the Managing General Partner was changed from ML Resources, Inc. to Royal Hawaiian Resources, Inc.

Item 9.01.             Exhibits

Exhibit 3.4            Amended and Restated Agreement of Limited Partnership of Royal Hawaiian Orchards, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Hawaiian Orchards, L.P.
(Registrant)

Date: October 4, 2012

	By:	Royal Hawaiian Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

3.4                               Amended and Restated Agreement of Limited Partnership of Royal Hawaiian Orchards, L.P.